Exhibit 99.1

OpenText Buys EasyLink
Reports Third Quarter Fiscal Year 2012 Financial Results
Waterloo, ON, May 1, 2012 - Open Text(TM) Corporation (NASDAQ:OTEX) (TSX: OTC), announced today that is has entered into an agreement to acquire EasyLink Services International Corporation (“EasyLink”) (Nasdaq: ESIC) (www.EasyLink.com), a global provider of cloud-based electronic messaging and business integration services, for $7.25 per share in cash, for a purchase price of approximately $310 million, inclusive of debt. Headquartered in Atlanta, Georgia, EasyLink has approximately 550 employees and TTM revenues of approximately $186 million. (1)

The Board of Directors of EasyLink has unanimously approved the transaction. The transaction is expected to close by mid-to-late summer 2012, subject to EasyLink's stockholder approval, certain regulatory approvals and customary closing conditions.

"Easylink is a recognized leader in cloud-based Secure Information Exchange. We see strong opportunities for our mutual customers, partners, employees and product roadmap," said OpenText CEO Mark J. Barrenechea. "EasyLink has demonstrated operational discipline and earnings as reflected in their financial results. Once the transaction is closed, we look forward to the market opportunities of offering a best-in-class combined portfolio of cloud-based services."
OpenText also announced unaudited financial results for its third fiscal quarter ended March 31, 2012.
Financial Highlights for Q3 FY12

•	Total revenue for the period was $292.3 million up 11.1% Y/Y

•	License revenue was $61.0 million, down 10.1% Y/Y; up approximately 14% on a year-to-date basis, Y/Y

•	GAAP-based EPS was $0.59 compared to $0.61 Y/Y; Non-GAAP-based EPS was $1.01 compared to $0.91 Y/Y up 11% Y/Y (2)

•	GAAP-based income from operations was $27.3 million and 9.3% of revenues; Non-GAAP-based operating income was $73.6 million and 25.2% of revenues(2)

•	Operating cash flow was $96.6 million, with an ending cash balance of $509 million

Mark J. Barrenechea said “OpenText delivered our best third quarter adjusted earnings per share and cash from operations, and on a year-to-date basis our adjusted earnings per share was up 14 percent. However, our license revenue performance was impacted by sales execution issues in North America and within our Business Process Solutions (BPS) group.  We've moved swiftly to take corrective actions and are confident that our organizational changes and enhancements will have a positive impact on our execution moving forward.”

Barrenechea added, “After my first 120 days on the job, I am even more excited about OpenText's market position and long-term growth potential.  We are a clear, trusted leader in Enterprise Content Management (ECM), and are positioned to deliver an expanding suite of secure solutions in ECM, Business Process management (BPM) and Customer Experience Management (CEM).  Moreover, our large customer base, significant global distribution and expanding product capabilities puts us in an excellent position to leverage our business in rapidly growing Cloud and mobile environments.  Our pipeline of opportunities is strong, and I am highly focused on putting the company in the best position to capitalize on our large and dynamic market opportunities.”

Business Highlights

•	Technology, services, government and financial verticals saw the most demand

•	Customer successes in the third quarter include Sumitomo Heavy Industry, Conoco Phillips, NTT Comware, News International, Trinity Mirror and the Spanish Lottery

•	Integrated BPM sales force; now selling BPM globally

•	OpenText named one of The Financial Post's 10 Best Companies to Work For in Canada

•	OpenText Extended ECM for SAP® Solutions Version 10 now includes support for the SAP Customer Relationship Management (SAP CRM) and SAP Supplier Relationship Management (SAP SRM) applications

•	OpenText Tempo Enterprise and Express Editions now available for easy sharing of content in private clouds

Summary of Quarterly Results
	Q3 FY12	Q2 FY12	Q3 FY11	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$292.3	$321.5	$263.0	(9.1)%		11.1%
GAAP-based gross margin	63.6%	67.1%	66.5%	(350)	bps	(290)	bps
GAAP-based operating income margin	9.3%	17.2%	10.9%	(790)	bps	(160)	bps
GAAP-based EPS	$0.59	$0.81	$0.61	(27.2)%		(3.3)%
Non-GAAP-based gross margin (2)	71.0%	73.8%	73.3%	(280)	bps	(230)	bps
Non-GAAP-based operating margin (2)	25.2%	30.7%	24.4%	(550)	bps	80	bps
Non-GAAP-based EPS (2)	$1.01	$1.39	$0.91	(27.3)%		11.0%

Summary of Year to Date Results
	Q3 FY12	Q2 FY12	Q3 FY11	% Change (Y/Y)
Revenue (million)	$901.8	$609.5	$747.9	20.6%
GAAP-based gross margin	65.2%	66.0%	67.1%	(190)	bps
GAAP-based operating income margin	12.2%	13.5%	15.2%	(300)	bps
GAAP-based EPS	$2.00	$1.41	$1.63	22.7%
Non-GAAP-based gross margin (2)	72.3%	72.9%	73.8%	(150)	bps
Non-GAAP-based operating margin (2)	27.2%	28.1%	28.2%	(100)	bps
Non-GAAP-based EPS (2)	$3.43	$2.42	$3.02	13.6%

Conference Call Information

The public is invited to listen to the earnings conference call at 5:00 p.m. ET (2:00 p.m. PT) by dialing 800-814-4859 (toll-free) or 416-644-3414 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://www.opentext.com/2/global/ex_event.html?evtype=events&id=701D0000000VGeJIAW.

An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available until 11:59 p.m. on May 15, 2012 and can be accessed by dialing 877-289-8525 (toll-free) or 416-640-1917 (international) and entering the confirmation code: 4529846, followed by the number sign.

Please see below note (2) for a reconciliation of non-US GAAP based financial measures used in this press release, to US GAAP based financial measures.
About OpenText
OpenText (TM) is the world's largest independent provider of Enterprise Content Management software. The company's solutions manage information for all types of business, compliance and industry requirements in large companies, government agencies and professional service firms. OpenText supports approximately 46,000 customers in 114 countries and 12 languages. For more information about OpenText, visit www.opentext.com.
About EasyLink Services International Corporation
EasyLink Services International Corporation (EasyLink) (Nasdaq:ESIC), headquartered in Norcross, GA, offers a comprehensive portfolio of "any to any" business messaging and transaction services that can bridge the most challenging technology gaps while creating significant cost efficiencies across an organization. From Desktop Fax and Production Messaging to EDI, Managed File Transfer, Document Capture and Management, Secure Messaging and Notifications we help companies drive costs out of their operations. With over two decades of servicing customers around the globe, EasyLink has established a proven track record for providing effective, reliable and secure communications. For more information on EasyLink, visit www.easylink.com.

Cautionary Statement Regarding Forward Looking Statements
Certain statements in this press release, including statements about the financial conditions, and results of operations and earnings for Open Text Corporation (“OpenText” or “the Company”), may contain words such as “could”, “expects”, “may”, “should”, “will”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on the Company's current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which the Company operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. The Company's assumptions, although considered reasonable by the Company at the date of this press release, may provide to be inaccurate and consequently the Company's actual results could differ materially from the expectations set out herein.
Actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the ECM market; (vi) the Company's competitive position in the ECM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products to be realized by customers; and (viii) the demand for the Company's product and the extent of deployment of the company's products in the ECM marketplace. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof;
 (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated there under; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (viii) the continuous commitment of the Company's customers; and (ix) demand for the Company's products.
For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:
Greg Secord
Vice President, Investor Relations
Open Text Corporation
519-888-7111 ext.2408
gsecord@opentext.com
Copyright © 2012 by Open Text Corporation. “OPENTEXT”, “OPENTEXT EVERYWHERE” and the “OPENTEXT ECM SUITE” are trademarks or registered trademarks of Open Text Corporation in the United States of America, Canada, the European Union and/or other countries. This list of trademarks is not exhaustive. Other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text Corporation or other respective owners.

OPEN TEXT CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands of U.S. dollars, except share data)
	March 31, 2012	June 30, 2011
	(Unaudited)
ASSETS
Cash and cash equivalents	$508,906	$284,140
Accounts receivable trade, net of allowance for doubtful accounts of $6,635 as of March 31, 2012 and $5,424 as of June 30, 2011	176,095	154,568
Income taxes recoverable	17,054	18,911
Prepaid expenses and other current assets	45,474	29,678
Deferred tax assets	20,433	27,861
Total current assets	767,962	515,158
Capital assets	80,723	77,825
Goodwill	1,040,394	832,481
Acquired intangible assets	347,254	344,995
Deferred tax assets	81,472	42,737
Other assets	27,513	19,359
Deferred charges	70,854	54,989
Long-term income taxes recoverable	53,870	44,819
Total assets	$2,470,042	$1,932,363
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$128,306	$126,249
Current portion of long-term debt	41,852	15,545
Deferred revenues	291,348	254,531
Income taxes payable	20,387	18,424
Deferred tax liabilities	2,207	624
Total current liabilities	484,100	415,373
Long-term liabilities:
Accrued liabilities	14,339	13,727
Deferred credits	7,122	6,878
Pension liability	21,001	18,478
Long-term debt	562,500	282,033
Deferred revenues	12,140	11,466
Long-term income taxes payable	157,697	101,434
Deferred tax liabilities	34,849	43,529
Total long-term liabilities	809,648	477,545
Shareholders' equity:
Share capital
58,148,365 and 57,301,812 Common Shares issued and outstanding at March 31, 2012 and June 30, 2011, respectively; Authorized Common Shares: unlimited	632,855	614,279
Additional paid-in capital	90,352	74,301
Accumulated other comprehensive income	45,489	60,470
Retained earnings	434,097	316,894
Treasury stock, at cost (572,413 shares at March 31, 2012 and 572,413 shares at June 30, 2011, respectively)	(26,499)	(26,499)
Total shareholders' equity	1,176,294	1,039,445
Total liabilities and shareholders' equity	$2,470,042	$1,932,363

OPEN TEXT CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME (In thousands of U.S. dollars, except share and per share data) (Unaudited)
	Three Months Ended March 31,		Nine Months Ended March 31,
	2012	2011	2012	2011
Revenues:
License	$60,957	$67,794	$215,688	$189,644
Customer support	166,057	143,126	493,440	409,585
Service and other	65,333	52,037	192,721	148,621
Total revenues	292,347	262,957	901,849	747,850
Cost of revenues:
License	4,549	3,772	13,917	12,737
Customer support	27,987	22,699	82,724	63,597
Service and other	52,596	43,830	153,551	120,101
Amortization of acquired technology-based intangible assets	21,264	17,677	63,307	49,524
Total cost of revenues	106,396	87,978	313,499	245,959
Gross profit	185,951	174,979	588,350	501,891
Operating expenses:
Research and development	41,738	41,324	127,848	106,555
Sales and marketing	69,572	61,132	202,903	163,915
General and administrative	21,999	23,323	72,886	62,611
Depreciation	5,427	5,917	16,319	16,050
Amortization of acquired customer-based intangible assets	13,462	10,102	39,948	28,159
Special charges	6,450	4,437	18,776	11,093
Total operating expenses	158,648	146,235	478,680	388,383
Income from operations	27,303	28,744	109,670	113,508
Other income (expense), net	(1,804)	3,078	10,145	(660)
Interest expense, net	(4,761)	(1,987)	(11,154)	(6,362)
Income before income taxes	20,738	29,835	108,661	106,486
Provision for (recovery of) income taxes	(14,036)	(5,995)	(8,542)	11,875
Net income for the period	$34,774	$35,830	$117,203	$94,611
Net income per share-basic	$0.60	$0.63	$2.03	$1.66
Net income per share-diluted	$0.59	$0.61	$2.00	$1.63
Weighted average number of Common Shares outstanding-basic	58,038	57,133	57,765	57,010
Weighted average number of Common Shares outstanding-diluted	58,821	58,359	58,697	58,132

OPEN TEXT CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands of U.S. dollars) (Unaudited)
	Three Months Ended March 31,		Nine Months Ended March 31,
	2012	2011	2012	2011
Cash flows from operating activities:
Net income for the period	$34,774	$35,830	$117,203	$94,611
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	40,153	33,696	119,574	93,733
Share-based compensation expense	5,165	3,095	13,406	8,431
Excess tax benefits on share-based compensation expense	(2,215)	(1,015)	(2,710)	(1,577)
Pension expense	171	156	477	387
Amortization of debt issuance costs	588	343	1,166	1,012
Loss on sale and write down of capital assets	—	12	203	12
Deferred taxes	(14,134)	(6,958)	(21,092)	(10,789)
Impairment and other non cash charges	—	—	1,345	—
Changes in operating assets and liabilities:
Accounts receivable	(9,237)	(5,131)	(9,264)	4,538
Prepaid expenses and other current assets	(11,148)	813	(3,107)	124
Income taxes	(755)	(15,039)	10,181	21,820
Deferred charges and credits	(9,425)	95	(26,752)	(29,172)
Accounts payable and accrued liabilities	(4,553)	(710)	(21,352)	(22,022)
Deferred revenue	66,303	37,585	8,497	12,813
Other assets	911	(445)	(1,131)	(2,657)
Net cash provided by operating activities	96,598	82,327	186,644	171,264
Cash flows from investing activities:
Additions of capital assets-net	(4,694)	(11,954)	(21,381)	(26,536)
Purchase of Patents	—	—	(193)	—
Purchase of System Solutions Australia Pty Limited (Message Manager), net of cash acquired	(214)	—	(1,738)	—
Purchase of Operitel Corporation, net of cash acquired	(131)	—	(6,391)	—
Purchase of Global 360 Holding Corp., net of cash acquired	—	—	(245,653)	—
Purchase of Stream Serve Inc., net of cash acquired	—	—	—	(57,221)
Purchase of weComm Limited, net of cash acquired	—	(20,198)	—	(20,198)
Purchase of Metastorm Inc., net of cash acquired	—	(168,657)	—	(168,657)
Purchase consideration for prior period acquisitions	(317)	(1,392)	(926)	(4,206)
Investments in marketable securities	—	—	—	(668)
Net cash used in investing activities	(5,356)	(202,201)	(276,282)	(277,486)
Cash flow from financing activities:
Excess tax benefits on share-based compensation expense	2,215	1,015	2,710	1,577
Proceeds from issuance of Common Shares	7,075	4,831	18,336	9,384
Purchase of Treasury Stock	—	—	—	(12,499)
Proceeds from long-term debt and revolver	—	—	648,500	—
Repayment of long term debt and revolver	(7,664)	(901)	(341,520)	(2,661)
Debt issuance costs	(525)	—	(9,834)	(29)
Net cash provided by (used in) financing activities	1,101	4,945	318,192	(4,228)
Foreign exchange gain (loss) on cash held in foreign currencies	2,652	11,893	(3,788)	22,005
Increase (decrease) in cash and cash equivalents during the period	94,995	(103,036)	224,766	(88,445)
Cash and cash equivalents at beginning of the period	413,911	340,783	284,140	326,192
and cash equivalents at end of the period	$508,906	$237,747	$508,906	$237,747

Notes

(1)	All dollar amounts in this press release are in US Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-US GAAP net income and non-US GAAP EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company's results. The Company uses the financial measures non-US GAAP EPS and non-US GAAP net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of non-US GAAP net income and non-US GAAP EPS is not meant to be a substitute for net income or net income per share presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Non-US GAAP net income and non-US GAAP EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (expense), share-based compensation, and restructuring, all net of tax. The Company's management believes that the presentation of non-US GAAP net income and non-US GAAP EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, such as amortization of acquired intangible assets, restructuring costs, share-based compensation, other income (expense) and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of Open Text's performance or expected performance of recurring operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.

The following charts provide (unaudited) reconciliations of US GAAP based financial measures to non-US GAAP based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the three months ended March 31, 2012. ($ in thousands except for per share amounts)
	Three Months Ended March 31, 2012
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Customer Support	27,987	(53)	(1)	27,934
Service and Other	52,596	(203)	(1)	52,393
Amortization of acquired technology-based intangible assets	21,264	(21,264)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	185,951	21,520		207,471
Operating Expenses
Research and development	41,738	(1,028)	(1)	40,710
Sales and marketing	69,572	(2,594)	(1)	66,978
General and administrative	21,999	(1,287)	(1)	20,712
Amortization of acquired customer-based intangible assets	13,462	(13,462)	(2)	—
Special charges	6,450	(6,450)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	27,303	46,341		73,644
Other income, net	(1,804)	1,804	(4)	—
Provision for (recovery of) income taxes	(14,036)	23,680	(5)	9,644
GAAP-based net income for the period/ Non-GAAP-based net income	34,774	24,465	(6)	59,239
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$0.59	$0.42	(6)	$1.01

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 68% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. The GAAP-based tax recovery is primarily due to "one-time" tax benefits relating to ongoing internal reorganizations and mergers of international subsidiaries acquired; these reorganizations and mergers cause a change in the tax status of these subsidiaries resulting in a reduction in deferred tax liabilities recorded upon the acquisition of these subsidiaries, and a corresponding reduction in income tax expense.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended March 31, 2012
		Per share
Non-GAAP-based net income	59,239	1.01
Less:
Amortization	34,726	0.59
Share-based compensation	5,165	0.09
Special charges	6,450	0.11
Other (income) expense	1,804	0.03
GAAP-based provision for (recovery of) income tax	(14,036)	(0.24)
Tax on non-GAAP-based provision	(9,644)	(0.16)
GAAP-based net income	34,774	0.59

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the nine months ended March 31, 2012. ($ in thousands except for per share amounts)
	Nine Months Ended March 31, 2012
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Customer Support	82,724	(112)	(1)	82,612
Service and Other	153,551	(408)	(1)	153,143
Amortization of acquired technology-based intangible assets	63,307	(63,307)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	588,350	63,827		652,177
Operating Expenses
Research and development	127,848	(2,872)	(1)	124,976
Sales and marketing	202,903	(6,040)	(1)	196,863
General and administrative	72,886	(3,974)	(1)	68,912
Amortization of acquired customer-based intangible assets	39,948	(39,948)	(2)	—
Special charges	18,776	(18,776)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	109,670	135,437		245,107
Other income, net	10,145	(10,145)	(4)	—
Provision for (recovery of) income taxes	(8,542)	41,295	(5)	32,753
GAAP-based net income for the period/ Non-GAAP-based net income	117,203	83,997	(6)	201,200
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$2.00	$1.43	(6)	$3.43

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 8% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. The GAAP-based tax recovery is primarily due to "one-time" tax benefits relating to ongoing internal reorganizations and mergers of international subsidiaries acquired; these reorganizations and mergers cause a change in the tax status of these subsidiaries resulting in a reduction in deferred tax liabilities recorded upon the acquisition of these subsidiaries, and a corresponding reduction in income tax expense.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Nine Months Ended March 31, 2012
		Per share
Non-GAAP-based net income	201,200	3.43
Less:
Amortization	103,255	1.76
Share-based compensation	13,406	0.23
Special charges	18,776	0.32
Other (income) expense	(10,145)	(0.17)
GAAP-based provision for (recovery of) income tax	(8,542)	(0.15)
Tax on non-GAAP-based provision	(32,753)	(0.56)
GAAP-based net income	117,203	2.00

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended December 31, 2011. ($ in thousands except for per share amounts)
	Three Months Ended December 31, 2011
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	28,468	(34)	(1)	28,434
Service and Other	50,604	(106)	(1)	50,498
Amortization of acquired technology-based intangible assets	21,253	(21,253)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	215,761	21,393		237,154
Operating Expenses
Research and development	42,652	(768)	(1)	41,884
Sales and marketing	68,451	(1,676)	(1)	66,775
General and administrative	25,126	(813)	(1)	24,313
Amortization of acquired customer-based intangible assets	13,445	(13,445)	(2)	—
Special charges	5,221	(5,221)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	55,232	43,316		98,548
Other expense, net	2,637	(2,637)	(4)	—
Provision for income taxes	6,819	6,472	(5)	13,291
GAAP-based net income for the period/ Non-GAAP-based net income	47,443	34,207	(6)	81,650
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$0.81	$0.58	(6)	$1.39

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax rate of approximately 13% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2011
		Per share
Non-GAAP-based net income	81,650	1.39
Less:
Amortization	34,698	0.59
Share-based compensation	3,397	0.06
Special charges	5,221	0.09
Other (income) expense	(2,637)	(0.04)
GAAP-based provision for income tax	6,819	0.12
Tax on non-GAAP-based provision	(13,291)	(0.24)
GAAP-based net income	47,443	0.81

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the six months ended December 31, 2011. ($ in thousands except for per share amounts)
	Six Months Ended December 31, 2011
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	54,737	(58)	(1)	54,679
Service and Other	100,955	(205)	(1)	100,750
Amortization of acquired technology-based intangible assets	42,043	(42,043)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	402,399	42,306		444,705
Operating Expenses
Research and development	86,110	(1,845)	(1)	84,265
Sales and marketing	133,331	(3,446)	(1)	129,885
General and administrative	50,887	(2,687)	(1)	48,200
Amortization of acquired customer-based intangible assets	26,486	(26,486)	(2)	—
Special charges	12,326	(12,326)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	320,032	(46,790)		273,242
Other expense, net	11,949	(11,949)	(4)	—
Provision for income taxes	5,494	17,616	(5)	23,110
GAAP-based net income for the period/ Non-GAAP-based net income	82,429	59,531	(6)	141,960
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$1.41	$1.01	(6)	$2.42

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax rate of approximately 6% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2011
		Per share
Non-GAAP-based net income	141,960	2.42
Less:
Amortization	68,529	1.17
Share-based compensation	8,241	0.14
Special charges	12,326	0.21
Other (income) expense	(11,949)	(0.20)
GAAP-based provision for income tax	5,494	0.09
Tax on non-GAAP-based provision	(23,110)	(0.40)
GAAP-based net income	82,429	1.41

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended March 31, 2011. ($ in thousands except for per share amounts)
	Three Months Ended March 31, 2011
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	22,699	(16)	(1)	22,683
Service and Other	43,830	(116)	(1)	43,714
Amortization of acquired technology-based intangible assets	17,677	(17,677)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	174,979	17,809		192,788
Operating Expenses
Research and development	41,324	(653)	(1)	40,671
Sales and marketing	61,132	(1,437)	(1)	59,695
General and administrative	23,323	(873)	(1)	22,450
Amortization of acquired customer-based intangible assets	10,102	(10,102)	(2)	—
Special charges	4,437	(4,437)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	28,744	35,311		64,055
Other expense, net	3,078	(3,078)	(4)	—
Provision for (recovery of) income taxes	(5,995)	14,685	(5)	8,690
GAAP-based net income for the period/ Non-GAAP-based net income	35,830	17,548	(6)	53,378
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$0.61	$0.30	(6)	$0.91

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 20% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. The GAAP-based tax recovery is primarily due to "one-time" tax benefits relating to ongoing internal reorganizations and mergers of international subsidiaries acquired; these reorganizations and mergers cause a change in the tax status of these subsidiaries resulting in a reduction in deferred tax liabilities recorded upon the acquisition of these subsidiaries, and a corresponding reduction in income tax expense.

(6)	Reconciliation of non-GAAP-based net income to GAAP-based net income:

	Three Months Ended March 31, 2011
		Per share
Non-GAAP-based net income	53,378	0.91
Less:
Amortization	27,779	0.48
Share-based compensation	3,095	0.05
Special charges	4,437	0.08
Other (income) expense	(3,078)	(0.05)
GAAP-based provision for (recovery of) income tax	(5,995)	(0.10)
Tax on non-GAAP-based provision	(8,690)	(0.16)
GAAP-based net income	35,830	0.61

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the nine months ended March 31, 2011. ($ in thousands except for per share amounts)
	Nine Months Ended March 31, 2011
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	63,597	(34)	(1)	63,563
Service and Other	120,101	(323)	(1)	119,778
Amortization of acquired technology-based intangible assets	49,524	(49,524)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	501,891	49,881		551,772
Operating Expenses
Research and development	106,555	(1,918)	(1)	104,637
Sales and marketing	163,915	(4,228)	(1)	159,687
General and administrative	62,611	(1,928)	(1)	60,683
Amortization of acquired customer-based intangible assets	28,159	(28,159)	(2)	—
Special charges	11,093	(11,093)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	113,508	97,207		210,715
Other expense, net	(660)	660	(4)	—
Provision for income taxes	11,875	16,734	(5)	28,609
GAAP-based net income for the period/ Non-GAAP-based net income	94,611	81,133	(6)	175,744
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$1.63	$1.39	(6)	$3.02

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax rate of approximately 11% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. The GAAP-based tax recovery is primarily due to "one-time" tax benefits relating to ongoing internal reorganizations and mergers of international subsidiaries acquired; these reorganizations and mergers cause a change in the tax status of these subsidiaries resulting in a reduction in deferred tax liabilities recorded upon the acquisition of these subsidiaries, and a corresponding reduction in income tax expense.

(6)	Reconciliation of non-GAAP-based net income to GAAP-based net income:

	Nine Months Ended March 31, 2011
		Per share
Non-GAAP-based net income	175,744	3.02
Less:
Amortization	77,683	1.34
Share-based compensation	8,431	0.15
Special charges	11,093	0.19
Other (income) expense	660	0.01
GAAP-based provision for income tax	11,875	0.20
Tax on non-GAAP-based provision	(28,609)	(0.50)
GAAP-based net income	94,611	1.63

(3)The following table provides a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three and nine months ended March 31, 2012:

	Three Months Ended March 31, 2012
Currencies	% of Revenue	% of Expenses*
EURO	28%	18%
GBP	9%	10%
CAD	7%	19%
USD	47%	39%
Other	9%	14%
Total	100%	100%

	Nine Months Ended March 31, 2012
Currencies	% of Revenue	% of Expenses*
EURO	29%	18%
GBP	8%	9%
CAD	6%	19%
USD	47%	40%
Other	10%	14%
Total	100%	100%
*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and special charges.

(4)
The following table provides details of our adjustment related to deferred maintenance revenue, on account of purchase price accounting, for the three months ended March 31, 2012 and for future quarters:

In '000s USD	Total
Q3 Fiscal Year 2012	618
Q4 Fiscal Year 2012	322
Fiscal year 2013	276
Total Fiscal Year 2012	1,216
Total Fiscal Year 2013 and beyond	276